Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, of Willis Group Holdings Limited (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Regan, Group Chief Financial Officer of the Company, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, certify that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2006

By:	/s/ PATRICK REGAN
Patrick Regan
Group Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Willis Group Holdings Limited and will be retained by Willis Group Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.